UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 23, 2007

RUSH ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20797	74-1733016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 IH-35 South, Suite 500, New Braunfels, Texas (Address of principal executive offices)	78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 626-5200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

On February 23, 2007, Rush Enterprises, Inc. (the “Company”) entered into separate indemnity agreements (each an “Indemnity Agreement” and, collectively, the “Indemnity Agreements”) with each the following individuals: Thomas A. Akin, Ronald J. Krause, Harold D. Marshall, Martin A. Naegelin, Jr., W. M. “Rusty” Rush, W. Marvin Rush, John D. Rock, and Derrek Weaver.

Each Indemnity Agreement conforms substantially to the Company’s form Indemnity Agreement which, in general, provides that the Company will, subject to certain exceptions, maintain liability insurance for the director or officer so long as the director or officer serves as an agent of the Company and so long thereafter as the director or officer may be subject to any possible liability by reason of the fact that director or officer was an agent of the Company.

In addition, the form Indemnity Agreement provides that the Company will, to the extent permitted by applicable law, indemnify each director or officer against any and all expenses and liabilities of any type whatsoever (including, without limitation, judgments, fines, ERISA excise taxes and penalties, and amounts paid in settlement) actually and reasonably incurred in connection with the investigation, defense, or appeal of any criminal, civil, or administrative action brought against the director or officer by reason of his or her relationship with the Company.  The form Indemnity Agreement provides for indemnification rights regarding third-party claims and proceedings brought by or in the right of the Company.  In addition, the form Indemnity Agreement provides for the advancement of expenses incurred by the director or officer in connection with any proceeding covered by the agreement to the fullest extent permitted by Texas law.

The form Indemnity Agreement does not exclude any other rights to indemnification or advancement of expenses to which the director or officer may be entitled, including any rights arising under the Company’s Articles of Incorporation or Bylaws, or the laws of the State of Texas.

The foregoing description of the form Indemnity Agreement is not complete and is qualified in its entirety by the actual terms of the form Indemnity Agreement, a copy of which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2007, the Company entered into separate employment agreements (each an “Employment Agreement” and, collectively, the “Employment Agreements”) with each of Daryl J. Gorup, David C. Orf, and Martin A. Naegelin, Jr. (each an “Officer” and collectively, the “Officers”).  The Employment Agreements provide for Mr. Gorup, Mr. Orf and Mr. Nagelin to receive a monthly base salary of $22,000, $21,681.76, and $20,683.33, respectively, subject to periodic review and upward adjustment by the Board of Directors of the Company (the “Board”) in its sole discretion, and otherwise contain substantially similar terms as described below.

The Employment Agreement provides for each Officer to receive an annual performance bonus to be determined by the Board and to receive certain benefits available to all employees generally.

The Employment Agreement will terminate upon the Officer’s death, in which case the Company will pay the Officer his monthly base salary earned pro rata to the date of such termination.  The Company may terminate the Employment Agreement upon the Officer’s long-term disability and pay the Officer his monthly base salary earned pro rata for services actually rendered prior to the date of such termination, except for any period during which the Officer received short-term or long-term disability benefits under employee benefits plans maintained by the Company.  The Company may also terminate the Employment Agreement at any time for cause, as defined in the Employment Agreement, pay the Officer his base salary earned pro rata to the date of termination, and have no further obligation to the employee.  The Employment Agreement may also be terminated without cause by the Company or by the Officer upon 12 months written notice.  During such 12-month period, the Company will pay the Officer his monthly base salary and will have no further obligation to the Officer under the Employment Agreement.  In lieu of continuing the Officer’s employment, the Company may elect, in its sole discretion, to terminate the Officer immediately and pay the Officer a lump sum equal to (a) the Officer’s monthly base salary (subject to standard deductions) for the month of termination earned pro rata to the date of such notification of termination, plus (b) 12 months of the Officer’s then effective monthly base salary, plus (c) an amount equal to a percentage of the bonus received by the Officer for the calendar year immediately preceding the date of termination, such percentage to be based upon the Officer’s number of years of continuous employment with the Company.  In addition, the Officer will be entitled to continued health benefits for a 12-month period.

The Employment Agreement also contains customary non-competition, non-solicitation and confidentiality provisions.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by the terms of the Employment Agreements, each of which is attached hereto as Exhibits 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document Description

10.1	Form of Indemnity Agreement
10.2	Employment Agreement, dated February 23, 3007, between Daryl J. Gorup and Rush Administrative Services, Inc.
10.3	Employment Agreement, dated February 23, 3007, between Martin A. Naegelin, Jr. and Rush Administrative Services, Inc.
10.4	Employment Agreement, dated February 23, 3007, between David C. Orf and Rush Administrative Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

		By:	/s/ Martin A. Naegelin, Jr.
Martin A Naegelin, Jr.
Senior Vice President and Chief Financial Officer
Date:	February 26, 2007

EXHIBIT INDEX

Exhibit No.	Document Description

10.1	Form of Indemnity Agreement
10.2	Employment Agreement, dated February 23, 3007, between Daryl J. Gorup and Rush Administrative Services, Inc.
10.3	Employment Agreement, dated February 23, 3007, between Martin A. Naegelin, Jr. and Rush Administrative Services, Inc.
10.4	Employment Agreement, dated February 23, 3007, between David C. Orf and Rush Administrative Services, Inc.

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